                                  EXHIBIT 10.2


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  SECOND AMENDMENT, dated as of July 14, 1997 (this "Amendment"), to the CREDIT AGREEMENT, dated as of April 17, 1996, as amended by the First Amendment, dated as of March 27, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Clark-Schwebel, Inc., a Delaware corporation (the "Borrower"), Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), each of the lenders identified on the signature pages thereof and their successors and assigns (the "Lenders"), The Chase Manhattan Bank (as successor to Chemical
Bank), as Administrative Agent, Collateral Agent, Documentation Agent and Syndication Agent, The Chase Manhattan Bank Delaware, as Issuing Bank and Bankers Trust Company, Fleet National Bank, and NationsBank, N.A. as Co-Agents.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower and the Parent have requested that the Lenders agree to increase the Revolving Credit Commitments under the Credit Agreement to $65,000,000 and to permit the Borrower to use the proceeds of the Revolving Credit Loans to finance dividends to pay the cash portion of the redemption of the Parent Senior Exchangeable Preferred Stock and to finance the repurchase of Senior Notes, all to the extent set forth in this Amendment;

                  WHEREAS, the Borrower has agreed to repay the Term Loans in full; and

                  WHEREAS, the parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used herein as defined therein.

SECTION 2. AMENDMENT OF CREDIT AGREEMENT

         2.1 Amendment to Preamble to the Credit Agreement. The Preamble to the Credit Agreement is hereby amended as follows:

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                  (a) by deleting the reference to "$55,000,000" in the third paragraph thereof and substituting therefor "$65,000,000".

                  (b) by deleting the period at the end of the penultimate sentence of the last paragraph thereof and substituting therefor the following:

                  and to finance dividends to pay the cash portion of the redemption of the Parent Senior Exchangeable Preferred Stock and to finance the repurchase of Senior Notes.

         2.2 Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the chart in the definition of "Applicable Percentage" and replacing it with the following:

                                                         Eurodollar               ABR                  Fee
                                                           Spread               Spread              Percentage
                                                           ------               ------              ----------
Category 1
Leverage Ratio of greater than or equal to 3.5 to           1.25%                  0%                 0.375%
1.0
Category 2
Leverage Ratio of greater than or equal to 3.0 and          1.00%                  0%                 0.300%
less than 3.5 to 1.0
Category 3
Leverage Ratio of greater than or equal to 2.25            0.875%                  0%                 0.250%
and less than 3.0 to 1.0
Category 4
Leverage Ratio of less than 2.25 to 1.0                     0.75%                  0%                 0.250%


                  (b) by inserting the following definitions in appropriate alphabetical order:

                           "Joint Venture Funds" means any distributions or
                  dividends, directly or indirectly, of or from any of the Joint Ventures or interests in the Joint Ventures or any proceeds from the sale of, or distributions or dividends from, any of the Joint Ventures.

                           "Parent Senior Exchange Debenture Indenture" shall
                  mean the Indenture by the Parent in favor of State Street Bank and Trust Company, as trustee, pursuant to which the Parent Senior Exchange Debentures are issued.

                           "Parent Senior Exchange Debentures" shall mean the
                  12.5% Senior Exchange Debentures of the Parent issued upon the exchange of Parent Senior Exchangeable Preferred Stock in accordance with the Parent Senior Exchange Debenture Indenture.

                           "Parent Senior Exchangeable Preferred Stock" shall
                  mean the 12.5% Senior Exchangeable Participating Preferred Stock due 2007, par value $.01 per share, of the Parent.

                  (c) by amending the definition of "Cash Interest Expense" as follows:

                           (i) by deleting the word "and" at the end of the
                  first clause (ii) thereof and substituting therefor a comma;
                  and

                           (ii) by adding the following new clause (iv)
                  immediately after clause (iii) thereof:

                           and (iv) interest expense payable in connection with the Parent Senior Exchange Debentures.

                  (d) by amending the definition of "Joint Ventures" by adding at the end of clause (e) thereof the phrase "or Joint Venture Funds";

                  (e) by amending the definition of "Leverage Ratio" by adding the following at the end of clause (a)(ii) thereof:

                           less the amount of cash and Permitted Investments held by the Parent and its Subsidiaries free of Liens (other than Liens in favor of the Lenders) at any time that no Revolving Loans are outstanding; provided, that the Parent Senior Exchange Debentures (including Parent Senior Exchange Debentures issued as payment of interest thereon) shall be excluded from the calculation of the Leverage Ratio.

                  (f) by amending the definition of "Parent Preferred Stock" by deleting such definition in its entirety and substituting therefor the following:

                           "Parent Preferred Stock" shall mean the Parent Senior Exchangeable Preferred Stock.

                  (g) by amending the definition of "Permitted Investments" as follows:

                           (i) by deleting the word "and" at the end of
                  paragraph (e) thereof;

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                           (ii) by relettering paragraph (f) thereof as
                  paragraph (g) and by deleting the phrase "paragraphs (a)-(e) above" and substituting therefor the phrase "paragraphs
                  (a)-(f) above"; and

                           (iii) by inserting the following new paragraph (f)
                  between paragraphs (e) and (g) thereof:

                           (f) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality or municipality thereof maturing within 270 days from the date of acquisition thereof and, at the time of acquisition thereof having one of the two highest ratings obtainable from either S&P or Moody's.

                  (h) by amending the definition of "Prepayment Event" as follows:

                           (i) by deleting the word "and" at the end of clause
                  (xi) thereof;

                           (ii) by deleting the period at the end of clause
                  (xii) and substituting therefor the phrase "; and"; and

                           (iii) by adding the following new clause (xiii) at
                  the end thereof:

                           (xiii) the issuance of the Parent Senior Exchangeable Preferred Stock and the issuance of the Parent
                           Senior Exchange Debentures (including Parent Senior Exchange Debentures issued as payment of interest thereon) upon the exchange of Parent Senior Exchangeable Preferred Stock.

         2.3 Amendment of Section 5.04 of the Credit Agreement. Section 5.04 of the Credit Agreement is hereby amended as by deleting paragraph (h) thereof in its entirety and substituting therefor the following:

                  (h) [Intentionally Omitted];

         2.4 Amendment of Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the word "and" which appears at the end of paragraph (o);

                  (b) by deleting the period at the end of paragraph (p) and substituting therefor the phrase "; and"; and

                  (c) by adding the following new paragraph (q) at the end thereof:

                           (q) Indebtedness of the Parent evidenced by the Parent Senior Exchange Debentures (including Parent Senior Exchange Debentures issued as payment of interest thereon).

         2.5 Amendment to Section 6.06 of the Credit Agreement. Section 6.06 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the word "and" at the end of clause (k) thereof;

                  (b) by adding the following immediately after clause (l) thereof but before the phrase "provided, however" therein:

                           , (m) the Borrower may pay dividends to the Parent in an amount sufficient to allow the Parent (i) to repurchase Parent Senior Exchangeable Preferred Stock, provided that any such cash dividend for such purpose shall not exceed $5,000,000, (ii) to pay quarterly dividend payments on the Parent Senior Exchangeable Preferred Stock, (iii) if such Parent Senior Exchangeable Preferred Stock is exchanged into Parent Senior Exchange Debentures, to make semi-annual interest payments on such Parent Senior Exchange Debentures and (iv) to pay fees and expenses in connection with the issuance and repurchase of Parent Senior Exchangeable Preferred Stock and Parent Senior Exchange Debentures and (n) the Parent may make the Restricted Payments described in clauses (i) and (ii) of the immediately preceding clause (m) and
                           (o) the Parent may exchange its 12.5% Holdings Participating Preferred Stock, $.01 par value, for the Parent Senior Exchangeable Preferred Stock.

                  (c) by replacing the references to "clauses (c), (e) and (g)" in clause (B) of the second proviso therein with a reference to clauses
         (c), (e), (g), (m), (n) and (o); and

                  (d) by deleting the period at the end of such Section 6.06 and replacing it with the following:

                           and (C) no dividend or distribution may be made pursuant to subclauses (ii) or (iii) of clause (m) of this Section 6.06 if at the time of such Restricted Payment and immediately after giving effect thereto, the Borrower would not be in pro forma compliance with Sections 6.13 and 6.14 of this Agreement as of the most recently ended fiscal quarter or year, as the case may be.

         2.6 Amendment to Section 6.07 of the Credit Agreement. Section 6.07 of the Credit Agreement is amended as follows:

                  (a) by deleting the word "and" which appears at the end of clause (vii) and substituting therefor a comma; and

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                  (b) by adding the following new clause (viii) at the end
         thereof:

                           and (viii) the issuance and redemption of the Parent Senior Exchangeable Preferred Stock and the Parent Senior Exchange Debentures and payment-in-kind payments thereon, and the performance by the Parent of its obligations with respect thereto.

         2.7 Amendment to Section 6.08 of the Credit Agreement. Section 6.08 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the word "and" which appears at the end of clause (iv) and substituting therefor a comma; and

                  (b) by adding the following new clause (vi) at the end thereof:

                           and (vi) performing its obligations in connection with the Parent Senior Exchangeable Preferred Stock and Parent Senior Exchange Debentures.

         2.8 Amendment to Section 6.09 of the Credit Agreement. Section 6.09 of the Credit Agreement is hereby amended by adding immediately after the phrase "Senior Notes Documents" the phrase "or the Parent Senior Exchange Debentures or the Parent Senior Exchange Debenture Indenture, other than the repurchase of Senior Notes for an aggregate purchase price not to exceed $10,000,000, as long as no Default or Event of Default has occurred and is continuing or would result therefrom and the Borrower would be in pro forma compliance with Sections 6.13,
6.14 and 6.15 of this Agreement as of the date on which such repurchase of Senior Notes is made".

         2.9 Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended as follows:

                  (a) by adding immediately after clause (i) of paragraph (a) thereof the phrase "provided, the Lenders consent to the Amended and Restated Certificate of Incorporation of the Parent dated July __, 1997"; and

                  (b) by adding immediately after the phrase "or Merger Document" in paragraph (b) thereof the phrase "or document evidencing or creating any Parent Senior Exchange Debentures including the Parent Senior Exchange Indenture".

         2.10 Amendment to Section 6.15 of the Credit Agreement. Section 6.15 of the Credit Agreement is hereby amended by adding the following immediately after the phrase "senior secured Indebtedness":

                  "(other than the Parent Senior Exchange Debentures, including Parent Senior Exchange Debentures issued as payment of interest thereon)".

         2.11 Amendment to Revolving Credit Commitments; Schedule 2.01 to the Credit Agreement. The Credit Agreement is hereby amended by increasing the amount of the aggregate Revolving Credit Commitments to $65,000,000 and by inserting as a new Schedule 2.01 the Schedule 2.01 attached hereto.


SECTION 3. MISCELLANEOUS

         3.1 Continuing Effect; No Other Amendments. Except as expressly amended hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents except as expressly set forth herein.

         3.2 Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied:

                  (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Parent and the Lenders;

                  (b) the Borrower shall have prepaid the outstanding Term Loans, including all unpaid accrued interest thereto, and in connection with such prepayment, the notice requirements of Section 2.12(a) are waived hereby;

                  (c) amendments to the Security Documents in form and substance satisfactory to the Administrative Agent shall have been executed by the Loan Parties and delivered to the Administrative Agent, and such further actions as may be reasonably requested by the Administrative Agent shall have been taken to preserve the perfection and priority of the Liens created under the Security Documents and the Loan Parties' respective obligations thereunder;

                  (d) each Lender which is party to the Credit Agreement after the Effective Date shall have received an amendment fee equal to 0.10% of its Revolving Credit Commitment; and

                  (e) the fees and expenses required to be paid to the Administrative Agent in connection with this Amendment shall have been paid.

         3.3 Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Company and the Parent each hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement, except if such representation relates to an earlier date, such representation is true and correct as of such earlier date; provided that each reference to such Article III to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

         3.4 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                           CLARK-SCHWEBEL, INC.


                                           By: /s/ Donald R. Burnette
                                              ---------------------------------
                                           Name:  Donald R. Burnette
                                           Title: Secretary


                                           CLARK-SCHWEBEL HOLDINGS, INC.


                                           By: /s/ Donald R. Burnette
                                              ---------------------------------
                                           Name:  Donald R. Burnette
                                           Title: Secretary


                                           THE CHASE MANHATTAN BANK,
                                           individually and as Administrative
                                           Agent, Collateral Agent,
                                           Documentation Agent and Syndication
                                           Agent


                                           By: /s/  Stephanie Parker
                                              ---------------------------------
                                           Name:  Stephanie Parker
                                           Title: Assistant Vice President


                                           THE CHASE MANHATTAN BANK
                                           DELAWARE, as Issuing Bank


                                           By: /s/  Richard J. Nolan, Jr.
                                              ---------------------------------
                                           Name:  Richard J. Nolan, Jr.
                                           Title: President and CEO

                                           BANKERS TRUST COMPANY, individually
                                           and as Co-Agent


                                           By: /s/  Patricia Hogan
                                              ---------------------------------
                                           Name:  Patricia Hogan
                                           Title: Vice President



                                           FLEET NATIONAL BANK, individually and
                                           as Co-Agent


                                           By: /s/  Mark Cordes
                                              ---------------------------------
                                           Name: Mark Cordes
                                           Title:  Vice President


                                           NATIONSBANK, N.A., individually and
                                           as Co-Agent


                                           By: /s/  Richard G. Parkhurst, Jr.
                                              ---------------------------------
                                           Name:  Richard G. Parkhurst, Jr.
                                           Title: Vice President


                                           BHF-BANK AKTIENGESELLSCHAFT, as a
                                           Lender


                                           By: /s/  Thomas J. Leissl
                                              ---------------------------------
                                           Name:  Thomas J. Leissl
                                           Title: Vice President


                                           By: /s/  Christopher Lally
                                              ---------------------------------
                                           Name:  Christopher Lally
                                           Title: Asst. Treasurer

                                                                   SCHEDULE 2.01
                                                             TO CREDIT AGREEMENT


                                   Commitments


Lender                                  Revolving Credit Commitment

The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017
Attention: Don Benson
Telephone: 212-270-1134
Telecopy:  212-270-1063                       $16,947,000.00

Bankers Trust Company
130 Liberty Street
New York, NY  10006
Attention: Larry Zimmerman
Telephone: 212-250-9461
Telecopy:  212-250-0810                       $12,071,000.00

Fleet National Bank
1 Federal Street
Boston, MA  02110
Attention: Mark Cordes
Telephone: 617-346-4381
Telecopy:  617-346-4806                       $12,071,000.00

NationsBank
767 Fifth Avenue
New York, NY  10153
Attention: Margaret Flanagan
Telephone: 212-407-5377
Telecopy:  212-838-1811                       $12,071,000.00

BHF-Bank
590 Madison Avenue
New York, NY  10022
Attention: Tom Leissl
Telephone: 212-756-5500
Telecopy:  212-756-5536                       $11,840,000.00
                                              --------------

Total                                         $65,000,000.00